SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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CELERITEK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CELERITEK, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 27, 2003

       We cordially invite you to attend our 2003 Annual Meeting of Shareholders of Celeritek, Inc. The meeting will be held on Wednesday, August 27, 2003 at 10:00 a.m., local time, at our offices located at 3236 Scott Boulevard, Santa Clara, California 95054. At the meeting we will:

1. Elect the Board of Directors;

2. Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2004;

3. Approve an amendment to Celeritek’s Outside Directors’ Stock Option Plan: (i) to increase the number of shares of common stock reserved for issuance thereunder by 150,000 shares to an aggregate of 225,000 shares; (ii) to provide for an initial option grant of 10,000 shares and for subsequent yearly option grants of 10,000 shares, all of which shall vest on the one-year anniversary of the date of grant; (iii) to extend the term of such plan; (iv) to provide that each option grant may be exercisable for up to twelve months after termination as a director; and (v) to eliminate outdated income tax language in the form of stock option agreement under the plan;

4. Approve an amendment to Celeritek’s 1994 Stock Option Plan: (i) to delete the “evergreen” provision in the current version of the plan; (ii) to extend the term of such plan; (iii) to provide that Celeritek may not re-price options and may not institute an option exchange without shareholder approval; and (iv) to clarify when an option becomes assumed by a successor corporation in a merger or asset sale; and

5. Transact any other business as may properly come before the meeting or any postponement or adjournment thereof.

      These items are fully discussed in the following pages, which are made part of this Notice. Shareholders who owned our common stock at the close of business on Thursday, July 3, 2003 may attend and vote at the meeting. If you will not be attending the meeting, we request that you vote your shares as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the Proxy Card or vote instruction form. If you hold shares in your own name as a shareholder of record, you may vote only by returning a signed Proxy Card or voting in person at the meeting. If you hold our shares with a broker or bank, you may be eligible to vote via the Internet or to vote telephonically. If your shares of common stock are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may choose to vote those shares via the Internet at ADP Investor Communication Services’ voting website (www.proxyvote.com) or telephonically by calling the telephone number shown on your vote instruction form. See the subsection entitled “Voting Via the Internet or by Telephone” in the question and answer portion of the Proxy Statement for further details. Any shareholder attending the meeting may vote in person, even though he, she or it has already returned a Proxy Card.

Sincerely,

Tamer Husseini
Chairman of the Board, President and
Chief Executive Officer

This Notice of Annual Meeting, Proxy Statement and form of Proxy are being distributed on or about July 15, 2003.

PROXY STATEMENT
QUESTIONS AND ANSWERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO
PROPOSAL THREE
PROPOSAL FOUR
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT AND ALL OTHER RELATED FEES
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
OTHER MATTERS
VOTING VIA THE INTERNET OR BY TELEPHONE
Appendix A
OUTSIDE DIRECTORS’ STOCK OPTION PLAN
Appendix B
1994 STOCK OPTION PLAN
Appendix C

CELERITEK, INC.

3236 Scott Boulevard
Santa Clara, California 95054

PROXY STATEMENT
FOR
2003 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      Our Board of Directors is soliciting proxies for the 2003 Annual Meeting of Shareholders to be held at our principal executive offices located at 3236 Scott Boulevard, Santa Clara, California 95054 on Wednesday, August 27, 2003 at 10:00 a.m., local time, and at any postponement or adjournment thereof. Our telephone number at this address is 408-986-5060. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters set forth in the attached Notice of Annual Meeting. Please read it carefully.

      Proxy materials, which include the Notice of Annual Meeting, Proxy Statement, Proxy (Proxy Card or Proxies) and 2003 Annual Report to Shareholders, were first mailed to shareholders on or about July 15, 2003.

Householding

      In an effort to reduce printing costs and postage fees, we have adopted the practice approved by the Securities and Exchange Commission called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate Proxy Cards.

      If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Celeritek, Inc., 3236 Scott Boulevard, Santa Clara, California 95054, Attn: Investor Relations, or visit our website at www.celeritek.com. You may contact Celeritek if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Costs of Solicitation

      We will pay the costs of soliciting proxies from shareholders. We are required to request brokers and nominees who hold our common stock in their name to furnish our proxy materials to beneficial owners of such common stock. We may reimburse such firms and nominees for their reasonable expenses in forwarding the proxy materials to these beneficial owners. Certain of our directors, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by written communication, telephone, facsimile or other electronic means.

QUESTIONS AND ANSWERS

Q:                Who can vote at the Annual Meeting?

A.     The Board set July 3, 2003 as the record date for the Annual Meeting. All shareholders who owned Celeritek common stock on July 3, 2003 may attend and vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on all matters on which to be voted. On July 3, 2003, 12,344,819 shares of our common stock were outstanding.

Q:                How many votes do you need to hold the Annual Meeting?

A:     A majority of Celeritek’s outstanding shares as of the record date must be present at the meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if you:

(i)	are present and vote in person at the Annual Meeting; or

(ii)	have properly submitted a Proxy Card or voted by telephone or via the Internet.

Q:                What proposals will be voted on at the Annual Meeting?

A:     There are four proposals scheduled to be voted on at the Annual Meeting:

•	Proposal One: Election of the nominees for the Board of Directors as set forth in this Proxy Statement.

•	Proposal Two: Ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2004.

•	Proposal Three: Approval of an amendment to Celeritek’s Outside Directors’ Stock Option Plan (i) to increase the number of shares of common stock reserved for issuance thereunder by 150,000 shares to an aggregate of 225,000 shares; (ii) to provide for an initial option grant of 10,000 shares and for subsequent yearly option grants of 10,000 shares, all of which shall vest on the one-year anniversary of the date of grant; (iii) to extend the term of such plan; (iv) to provide that each option grant may be exercisable for up to twelve months after termination as a director; and (v) to eliminate outdated income tax language in the form of stock option agreement under the plan.

•	Proposal Four: Approval of an amendment to Celeritek’s 1994 Stock Option Plan (i) to delete the “evergreen” provision in the current version of the plan; (ii) to extend the term of such plan, (iii) to provide that Celeritek may not re-price options and may not institute an option exchange without shareholder approval; and (iv) to clarify when an option becomes assumed by a successor corporation in a merger or asset sale.

Q:                What is the voting requirement to approve each of the proposals?

A:     For the election of directors, the seven individuals receiving the highest number of “FOR” votes will be elected. Proposals Two, Three and Four require the affirmative “FOR” vote of a majority of the shares of our outstanding common stock represented, in person or by proxy, and entitled to vote.

Q:	How are votes counted?

A:     You may vote either “FOR” or “AGAINST” each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals Two, Three and Four. If you abstain from voting on Proposal Two, Three or Four, your shares will be counted for the purpose of establishing a quorum for the meeting, and they will have the same effect as a vote against. If you just sign and mail your Proxy Card with no further instructions, your shares will be counted as a vote “FOR” each Director and “FOR” Proposals Two, Three and Four. If you hold your common stock through a broker (this is called holding in “street name”), the broker may be prevented from voting shares held in your brokerage account on some proposals (a “broker non-vote”) unless you have given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed. Voting results are tabulated and certified by our transfer agent, EquiServe Trust Company, N.A.

Q:	How can I vote my shares in person at the Annual Meeting?

A:     Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed Proxy Card or proof of identification to the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:     Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the Annual Meeting. Shareholders of record may vote without attending the Annual Meeting only by returning by mail a signed Proxy Card. Shares held in street name may be voted by submitting voting instructions to your stockbroker or nominee. In most cases, for shares held in street name, you will be able to vote your shares by telephone, using the Internet or by mail. For shares held in street name, the vote instruction form will be sent to you by your stockbroker or nominee.

      BY TELEPHONE OR THE INTERNET: If you hold your shares in street name and have telephone or Internet access, you may submit your vote by following the “Vote by Telephone” or “Vote by Internet” instructions on the vote instruction form or the Proxy Card.

      BY MAIL: You may vote your shares by filling out and signing your Proxy Card or, for shares held in street name, by following the instructions set forth in the vote instruction form or the Proxy Card included by your stockbroker or nominee, and mailing it in the enclosed, postage prepaid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:	How can I change my vote after I return my Proxy Card?

A:     You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by signing a new Proxy Card with a later date or by attending the Annual Meeting and voting in person. You may receive a new Proxy Card by sending a written request to the Secretary, Celeritek, Inc., 3236 Scott Boulevard, Santa Clara, California 95054. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Q:	What is Celeritek’s voting recommendation?

A:     Our Board of Directors recommends that you vote your shares “FOR” each of the seven nominees to the Board, “FOR” ratification of the appointment of Ernst & Young LLP as our independent auditors, “FOR” the amendment to the Outside Directors’ Stock Option Plan and “FOR” the amendment to the 1994 Stock Option Plan.

Q:	Where can I find the voting results of the Annual Meeting?

A:     The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our first quarterly report on Form 10-Q filed after the date of the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

      We currently have seven members on our Board of Directors. All seven of the incumbent directors are nominees. There are no family relationships among any of our directors or executive officers, including any of the nominees. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for the seven nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.

      In May 2003, our Board of Directors entered into an agreement with the Celeritek Shareholder Protective Committee (the “Shareholder Committee”). Under the terms of the agreement, we expanded our Board of Directors from six directors to seven. The new Board of Directors is now composed of three of the directors who were directors prior to the agreement with the Shareholder Committee, three directors nominated by the Shareholder Committee and one member who is not affiliated with either the Shareholder Committee or us.

Nominees

      The names of the nominees for the Board of Directors, their ages as of July 3, 2003 and certain information about them, are set forth below.

			Director or
			Executive
Name	Age	Position	Officer Since

Tamer Husseini(4)	60	Chairman of the Board, President and Chief Executive Officer of Celeritek	1984
Robert J. Gallagher(1)(2)(3)(5)	59	Director	1998
J. Michael Gullard(1)(3)(5)	58	Director	2003
Lloyd I. Miller, III(4)(5)	49	Director	2003
Bryant R. Riley(1)(2)(5)	36	Director	2003
Michael B. Targoff(3)(5)	58	Director	2003
Charles P. Waite(2)(5)	73	Director	1984

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Corporate Governance and Nominating Committee.

(4)	Member of the Stock Option Committee.

(5)	Member of the Strategy Committee.

      Tamer Husseini, a founder of our company, has served as Celeritek’s Chairman of the Board, President and Chief Executive Officer since our company was founded in 1984. Prior to founding Celeritek, Mr. Husseini was employed by Granger Associates, a telecommunications company, as Vice President from 1982 until 1984. Before joining Granger Associates, Mr. Husseini was employed by Avantek, Inc., a manufacturer of integrated circuits and components for wireless communications applications and now a division of Hewlett-Packard Company, from 1972 until 1982, last serving as General Manager of the Microwave Transistor Division. Mr. Husseini has a B.S.E.E. from the University of Texas.

      Robert J. Gallagher was appointed to the Board of Directors in October 1998. From 1983 to December 2000, Mr. Gallagher was employed by Acuson Corporation, a manufacturer of medical ultrasound imaging systems. Mr. Gallagher joined Acuson in January 1983 as Vice President, Finance and Chief Financial

Officer, became Executive Vice President in March 1991, was Chief Operating Officer from January 1994 until March 1999, and was President of Acuson from May 1995 until November 1997, when he was appointed Vice Chairman of the Board. He retired as Chief Operating Officer in March 1999, but remained Senior Vice President until February 2000. In February 2000, Mr. Gallagher again served as President and Chief Operating Officer of Acuson until his retirement in January 2001. Mr. Gallagher has a B.S. and a B.A. from Rutgers University and an M.B.A. from Stanford University.

      J. Michael Gullard was appointed to the Board of Directors in May 2003. Since 1984, Mr. Gullard has served as a general partner of Cornerstone Management, a venture capital and consulting firm that provides strategic focus and direction for technology companies primarily in the software and data communications industries. He is also chairman of the board of both Merant plc and Netsolve, Inc., both Nasdaq listed companies, and serves on the board of directors of JDA Software Group, Inc., a Nasdaq listed company. Mr. Gullard’s 27 years in the technology industry include a number of executive and management posts at Telecommunications Technology Inc. and the Intel Corporation. He holds a B.A and an M.B.A from Stanford University.

      Lloyd I. Miller, III was appointed to the Board of Directors in May 2003. Mr. Miller is a director of Stamps.com, Aldila, Inc., and American Banknote Corporation. Mr. Miller is also a member of the Chicago Board of Trade and the Chicago Stock Exchange. Mr. Miller previously served on the board of directors of several companies, including Denny’s Corporation, Anacomp, Inc., Vulcan International and American Controlled Industries. Mr. Miller received his B.A. from Brown University.

      Bryant R. Riley was appointed to the Board of Directors in May 2003. Mr. Riley has served as the Chairman and Chief Executive Officer of B. Riley and Co., Inc., a stock brokerage firm, from 1997 to the present. Mr. Riley also has served as the Chairman and Chief Executive Officer of Riley Investment Management, LLC, an investment management company, since founding the company in 2000. From 1995 to 1997, Mr. Riley was an equity salesman with Dabney/ Resnick Inc., a stock brokerage firm. Mr. Riley is a director of Aldila, Inc. He received his B.S. in Finance from Lehigh University.

      Michael B. Targoff was appointed to the Board of Directors in May 2003. Mr. Targoff is the owner of Michael B. Targoff & Co., a company he founded in January 1998 that seeks active or controlling investments in telecommunications and related industry early stage companies. From January 1996 through January 1998, Mr. Targoff was President and Chief Operating Officer of Loral Space and Communications Ltd. Mr. Targoff had been Senior Vice President of Loral Corporation prior to the combination of Loral’s defense electronics and systems integration businesses with Lockheed Martin in 1996. Mr. Targoff also serves on the board of directors of Globalstar Telecommunications Ltd., Leap Wireless International Inc., ViaSat, Inc. and Infocrossing Inc.

      Charles P. Waite has served on the Board of Directors since Celeritek was founded in 1984. He has been with Greylock, a venture capital firm, since 1966 and is currently a special limited partner there. Mr. Waite also serves on the board of directors of Teltone Corporation. Mr. Waite has a B.S. from the University of Connecticut and an M.B.A. from Harvard University.

Vote Required

      Directors shall be elected by a plurality vote. The seven nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes against, abstentions and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality.

Board Meetings and Committees

      During the fiscal year ended March 31, 2003, the Board of Directors held 17 meetings. Approximately nine of these meetings were special meetings called in connection with actions taken by Anaren and the Shareholder Committee. In addition, one of these meetings was a meeting of Celeritek’s independent directors only, outside the presence of management. During the five prior fiscal years, the Board held between six and eight meetings each year. Each director is expected to attend each meeting of the Board and those Board committees on which he serves. Each incumbent director attended at least 75% of the Board and Board committee meetings required to be attended by him in the fiscal year ended March 31, 2003. Certain matters were approved by the Board or a committee of the Board by unanimous written consent.

      The Board of Directors currently has a standing Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Strategy Committee and Stock Option Committee.

     Audit Committee

      As of the end of the fiscal year, the Audit Committee consisted of Robert J. Gallagher, Thomas W. Hubbs and William D. Rasdal, each of whom was independent as defined under the rules of the Nasdaq Stock Market. The Audit Committee held eight meetings during fiscal year 2003. As part of the agreement with the Shareholder Committee, the Audit Committee is now comprised of Messrs. Gallagher, Gullard and Riley, each of whom is independent as defined under the rules of the Nasdaq Stock Market. The Board recently amended the Audit Committee charter, which was filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K on April 16, 2003, and which is attached hereto as Appendix C.

      The Audit Committee oversees our financial reporting process; reviews the external auditors’ proposed audit scope, compensation, approach and independence; recommends to the Board of Directors the selection of independent auditors; and monitors the adequacy and effectiveness of accounting and financial controls.

Compensation Committee

      As of the end of the fiscal year, the Compensation Committee consisted of Messrs. Gallagher, Hubbs, Rasdal and Waite, each of whom was independent as defined under the rules of the Nasdaq Stock Market. The Compensation Committee held two meetings during fiscal year 2003. As part of the agreement with the Shareholder Committee, the Compensation Committee is now comprised of Messrs. Gallagher, Riley and Waite, each of whom is independent as defined under the rules of the Nasdaq Stock Market. The Board recently adopted a charter for the Compensation Committee, which was filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K on April 16, 2003.

      The Compensation Committee reviews and approves the executive compensation policies and administers the employee stock option and stock purchase plans.

Corporate Governance and Nominating Committee

      As of the end of the fiscal year, the Corporate Governance and Nominating Committee consisted of Messrs. Gallagher, Hubbs and Rasdal, each of whom was independent as defined under the rules of the Nasdaq Stock Market. The Corporate Governance and Nominating Committee was formed on March 27, 2003 and did not hold any meetings during fiscal year 2003. As part of the agreement with the Shareholder Committee, the Corporate Governance and Nominating Committee consists of Messrs. Gallagher, Gullard and Targoff, each of whom is independent as defined under the rules of the Nasdaq Stock Market. The Board recently adopted a charter for the Corporate Governance and Nominating Committee, which was filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K on April 16, 2003.

      The Corporate Governance and Nominating Committee assists the Board of Directors by identifying prospective director nominees and determining the director nominees for the next annual meeting of shareholders; develops and recommends to the Board the governance principles applicable to Celeritek; oversees the evaluation of the Board and management; and recommends to the Board nominees for each committee.

      The Corporate Governance and Nominating Committee will consider nominations for the Board of Directors made by shareholders. If you wish to submit names of prospective nominees for consideration by the Corporate Governance and Nominating Committee, you should do so in writing to our Secretary. Nominating procedures are discussed in greater detail in our bylaws, which will be provided to you upon written request.

Stock Option Committee

      Messrs. Husseini and Miller are the members of the Stock Option Committee and such committee has the authority to grant stock options under Celeritek’s 1994 Stock Option Plan to non-executive officers and consultants of Celeritek.

Strategy Committee

      The Strategy Committee was formed in May 2003. The Strategy Committee consists of Messrs. Gallagher, Gullard, Miller, Riley, Targoff and Waite. The purpose of the Strategy Committee is to analyze and explore strategic alternatives and make recommendations to the Board of Directors regarding strategic alternatives.

Board Recommendation

      The Board of Directors recommends a vote “FOR” the proposed slate of directors for the current year.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed, at the recommendation of the Audit Committee, Ernst & Young LLP as our independent auditors to audit our financial statements for the fiscal year ending March 31, 2004, and recommends that the shareholders vote “FOR” ratification of such appointment.

      Ernst & Young LLP has audited our financial statements since 1993. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from the shareholders.

Vote Required

      If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of Ernst & Young LLP as our independent auditors. Abstentions will have the effect of a vote “against” the ratification of Ernst & Young LLP as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

Board Recommendation

      The Board of Directors recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as the independent accountants for the fiscal year ending March 31, 2004.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO OUTSIDE DIRECTORS’ STOCK OPTION PLAN

General

      In October and November 1995, our Board of Directors and shareholders adopted and approved the Outside Directors’ Stock Option Plan (the “Director Plan”). Through the Record Date the number of shares subject to the Director Plan is 75,000. At this meeting, the shareholders are being asked to approve an amendment to the Director Plan: (i) to increase the shares reserved for issuance thereunder by 150,000, to a new total of 225,000 shares; (ii) to provide for an initial option grant of 10,000 shares and for subsequent yearly option grants of 10,000 shares, all of which shall vest on the one-year anniversary of the date of grant; (iii) to extend the term of the Director Plan until June 2013; (iv) to provide that each option grant may be exercisable for up to twelve months after termination as a director; and (v) to eliminate outdated income tax language in the form of stock option agreement under the Director Plan. Our Board of Directors approved the foregoing amendments in June 2003. A copy of the Director Plan, which contains the foregoing amendments, is attached hereto as Appendix A.

      The Board of Directors has decided to make the foregoing amendments to the Director Plan — in particular, increasing the number of shares reserved for issuance under the Director Plan, providing for initial and annual option grants of 10,000 shares, providing for full vesting of each option grant at the end of one year following the grant date and allowing directors to exercise their options for up to one year after termination as a director — in order to bring the stock option component of Celeritek’s outside director compensation in line with that of comparable companies.

      The purposes of the Director Plan are to attract and retain the best available personnel for service as our directors, to provide additional incentive to our directors to serve as directors, and to encourage their continued service on the Board of Directors.

Vote Required

      If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to approve the amendment to the Director Plan. Abstentions will have the effect of a vote “against” the amendment to the Director Plan. Broker non-votes will have no effect on the outcome of the vote.

Administration

      All grants of options under the Director Plan are automatic and nondiscretionary and subject to the provisions of the Director Plan.

Eligibility

      Options under the Director Plan may be granted only to directors who are not our employees (“outside directors”). No person has any discretion to select which outside directors shall be granted options. The essential features of the Director Plan are outlined below.

      The Director Plan provides for automatic grants of options to be made in the following ways:

(1) Each outside director who becomes a director after the 2003 annual meeting of shareholders will be automatically granted an initial option to purchase 10,000 shares on the date on which such person first becomes a director following the effective date of the amendment to the Director Plan, whether through election by the shareholders or appointment by the Board of Directors.

(2) Each outside director shall automatically be granted an option to purchase 10,000 shares on the date of the annual meeting of shareholders each year commencing with 2003.

Terms of Options

      Each option is evidenced by a stock option agreement between us and the outside director to whom such option is granted and is subject to the following additional terms and conditions:

(1) Exercise of the option: Any 10,000 share initial option shall become exercisable as to 100% of the shares subject to the grant on the first anniversary of the date of grant. Any 10,000 share subsequent option shall become exercisable as to 100% of the shares subject to the grant on the first anniversary of the date of grant. An option is exercised by giving written notice of exercise to us, specifying the number of shares of common stock to be purchased and tendering payment to us of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of our common stock, consideration paid under a cashless exercise program, or any combination of the forgoing methods of payment. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

(2) Option price: The option price under the Director Plan shall be 100% of the fair market value of our common stock on the date the option is granted. Our Board of Directors may determine the fair market value in its discretion; provided, however, that where there is a public market for the common stock, such fair market value shall be based upon the closing price (or the mean of the closing bid and asked prices) of the common stock on the applicable stock exchange or system on the date the option is granted.

(3) Termination of continuous status as a director: The Director Plan provides that if an optionee’s continuous status as a director is terminated for any reason other than death or disability, options may be exercised not later than one year after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

(4) Death or disability: If an optionee’s continuous status as a director is terminated as a result of the optionee’s permanent and total disability, the option will be exercisable for one year following such termination, but only to the extent it was exercisable at the date of termination and to the extent that the term of the option has not expired. If an optionee’s continuous status as a director is terminated by reason of the optionee’s death, the option will be exercisable by the optionee’s estate or successor for one year following death, but only to the extent it was exercisable at the date of death and to the extent that the term of the option has not expired.

(5) Merger or Sale of Substantially All of the Assets: In the event of a merger of the company with or into another corporation, or the sale of substantially all of the assets, each outstanding option shall become fully vested and exercisable. If an option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the optionee that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

(6) Termination of options: Options granted under the Director Plan expire 10 years from the date of grant. No option may be exercised by any person after such expiration.

(7) Nontransferability of options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime, or in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

Adjustment Upon Changes in Capitalization; Dissolution or Liquidation

      If there is a stock split, a stock dividend, or similar increase or decrease in the number of outstanding shares of our common stock that occurs without us receiving additional consideration, the number and price of shares covered by outstanding options under the Director Plan, and the number of shares reserved for issuance under the Director Plan, will be adjusted appropriately. If we propose to dissolve or liquidate, unexercised options will terminate immediately before the dissolution or liquidation occurs.

Amendment and Termination of the Plan

      The Board of Directors may amend or terminate the Director Plan at any time. However, no amendment or termination may adversely affect any stock options then outstanding under the Director Plan without the director’s consent. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), we will obtain shareholder approval of any amendment to the Director Plan. In any event, the Director Plan will terminate in June 2013, unless sooner terminated under the terms of the plan.

Tax Information

United States

      The following is a brief summary of the effect of United States federal income tax laws upon options granted under the Director Plan. A director should consult his or her own tax advisor regarding the taxation of these options. This summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the director may reside.

      Options granted under the Director Plan are nonstatutory options. A director does not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon exercise of a nonstatutory option, a director generally recognizes ordinary income measured for tax purposes by the excess of the then fair market value of the shares over the exercise price. If a sale of shares acquired upon exercise of an option could subject the director to suit under Section 16 of the Securities Exchange Act of 1934, as amended, the date of recognition of such ordinary income may be deferred for up to six months unless the director files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code.

      The director’s holding period for long-term capital gain purposes begins when he or she recognizes ordinary income with respect to an option exercise. When the director resells the shares, he or she recognizes as capital gain or loss any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above. Such capital gain or loss will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Capital losses are allowed in full against capital gains plus $3,000 of other income.

      We will be entitled to a tax deduction in the amount and at the time that the director recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

Board Recommendation

      The Board of Directors recommends a vote “FOR” the approval of the amendment to the Director Plan.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN

General

      In February 1994, our Board of Directors and shareholders adopted and approved the 1994 Stock Option Plan (the “1994 Plan”). Through the Record Date the number of shares subject to the 1994 Plan has been increased to the current reserve of 2,949,165. At this meeting, the shareholders are being asked to approve an amendment to the 1994 Plan: (i) to delete the “evergreen” provision in the current version of the 1994 Plan, which was formerly found in section 3 of the 1994 Plan; (ii) to extend the term of the 1994 Plan for an additional ten years, until June 2013; (iii) to provide that Celeritek may not re-price options and may not institute an option exchange without shareholder approval; and (iv) to clarify when an option becomes assumed by a successor corporation in a merger or asset sale, as set forth in section 12(c) of the 1994 Plan. Our Board of Directors approved the foregoing amendments in June 2003. A copy of the 1994 Plan, which contains the foregoing amendments, is attached hereto as Appendix B.

      The Board of Directors has decided to amend the 1994 Plan in the foregoing manner — in particular, the amendments deleting the “evergreen” provision and requiring shareholder approval before instituting option re-pricing and option exchange programs — because it believes that such amendments are consistent with good corporate governance. In addition, the Board has determined not to increase the shares reserved under the 1994 Plan because it believes that the existing share reserve under the plan is sufficient for the foreseeable future.

      The purposes of the 1994 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants and to promote the success of our business.

Vote Required

      If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to approve the amendment to the 1994 Plan. Abstentions will have the effect of a vote “against” the amendment to the 1994 Plan. Broker non-votes will have no effect on the outcome of the vote.

Administration

      The 1994 Plan provides for administration by a committee of two or more “outside directors” to the extent that the administrator determines it to be desirable to qualify options as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); however, the 1994 Plan may be administered by different committees with respect to different groups of service providers, and may be administered by either the Board of Directors or a committee constituted to satisfy the legal requirements under state corporate and securities laws and the Code. Subject to the other provisions of the 1994 Plan, the administrator has the authority to determine the employees, directors or consultants to whom, and the time or times at which, options and stock appreciation rights are granted and the number of shares to be represented by each option and stock appreciation right. The interpretation and construction of any provision of the 1994 Plan by the administrator shall be final and binding.

      The administrator formerly had the discretion, with approval of the shareholders: (i) to reduce the exercise price of any option to the then current fair market value if the fair market value of the common stock covered by such option shall have declined since the date the option was granted; and (ii) to institute an option exchange program. However, the Board of Directors has decided to amend the 1994 Plan in order to require approval of the shareholders before the administrator can take any of the actions described in the previous sentence.

Eligibility

      Under the 1994 Plan, the Board of Directors is authorized to grant incentive stock options and nonstatutory stock options. The 1994 Plan provides that nonstatutory stock options may be granted to our employees, directors and consultants. Incentive stock options may be granted only to our employees. Our Board of Directors or a committee of the Board of Directors selects the optionees and determines the number of shares to be subject to each option. No employee shall be granted, in any fiscal year, options to purchase more than 750,000 shares of common stock.

Number of Options Reserved Under the Plan; Elimination of Evergreen Provision

      Through the Record Date the number of shares subject to the 1994 Plan has been increased to the current reserve of 2,949,165 by virtue of shareholder approvals in connection with our annual meetings in 1997 and 2000 and by operation of the “evergreen” provision that the Board voted to delete. We are not seeking to increase this number at this time. In addition, the Board of Directors voted to delete the “evergreen” provision that was formerly in the 1994 Plan. This provision used to provide for an annual increase in the number of shares subject to the 1994 Plan, equal to the lesser of (i) 250,000 Shares, (ii) 3% of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. As a result of the Board’s decision, this provision has been removed from the 1994 Plan.

Terms of Options

      Each option is evidenced by a stock option agreement between us and the employee or consultant to who such option is granted and is subject to the following additional terms and conditions:

(1) Exercise of the option: The consideration to be paid for shares issued upon exercise of options granted under the 1994 Plan, including the method of payment, is determined by the administrators (and, in the case of incentive stock options, determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) shares of our common stock which, in the case of shares acquired upon exercise of an option, have been beneficially owned for at least six months, and have a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased, (5) consideration received by us under a cashless exercise program implemented by us, (6) a reduction in the amount of any of our liability to the optionee, including any liability attributable to the optionee’s participation in any Celeritek-sponsored deferred compensation program or arrangement, (7) any combination of the foregoing methods, or (8) such other consideration and method permitted by applicable laws. We may limit forms of consideration or method of payment that an optionee is entitled to use in order to comply with local laws or to preserve local tax treatment.

Options may be exercised at any time prior to their termination, on or following the date such options are first exercisable. An option may not be exercised for a fraction of a share.

(2) Option price: The option exercise price for each share covered by an incentive stock option may not be less than 100% of the fair market value of a share of common stock on the date of grant of such option. In the case of incentive stock options granted to an employee who is the owner of stock representing more than 10% of the total combined voting power of all classes of our stock, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of common stock on the date of grant of such option. In the case of an nonstatutory stock option, the per share exercise price shall be determined by the administrator; provided, however, that in the case of an nonstatutory stock option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per share exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of grant of such option. For so long as our common stock is traded on the Nasdaq National Market or on any established stock exchange or national market system, the fair market value of a share of our common stock shall be the closing sales price for such stock (or the mean of the closing bid and asked prices, or the closing bid if no sales were reported) as quoted on such system on the date of grant.

(3) Termination of employment or consulting relationship: Under the 1994 Plan, in the event of an optionee’s termination of employment or consulting relationship for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for such period of time as the administrators shall determine at the time of grant (not to exceed ninety days in the case of incentive stock options).

(4) Death or disability: If an optionee’s employment or consulting relationship is terminated as a result of the optionee’s permanent and total disability, the option will be exercisable for 12 months following such termination, but only to the extent it was exercisable at the date of termination and to the extent that the term of the option has not expired. If an optionee’s employment or consulting relationship is terminated by reason of the optionee’s death, the option will be exercisable by the optionee’s estate or successor for 12 months following death, but only to the extent it was exercisable at the date of death and to the extent that the term of the option has not expired.

(5) Termination of options: The term of each option is fixed by the administrators but may not exceed ten years from the date of grant in the case of incentive stock options or five years from the date of grant in the case of incentive stock options granted to the owner of common stock possessing more than 10% of the total combined voting power of all classes of our stock. When the fair market value of shares subject to incentive stock options first exercisable in any calendar year is greater than $100,000, the excess options shall be treated as nonstatutory stock options. For these purposes, fair market value is determined on the date of grant, and incentive stock options shall be taken into account in the order in which they were granted. The administrators determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the administrators.

(5) Nontransferability of option: Options granted pursuant to the 1994 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

(6) Merger or asset sale: In the event of our merger with or into another corporation, or the sale of substantially all of our assets, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute the option, the optionee shall have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an option becomes fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the administrators shall notify the optionee that the option shall be fully exercisable for a period of fifteen days from the date of such notice, and the option shall terminate upon the expiration of such period. An option shall be considered assumed if, following the merger or asset sale, the option confers the right to purchase or receive, for each share of optioned stock subject to the option immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or asset sale is not solely common stock of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option, for each share of optioned stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or asset sale.

(7) Other provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Board of Directors or its committee.

Adjustment Upon Changes in Capitalization; Dissolution or Liquidation

      In the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by us, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1994 Plan and the price per share covered by each outstanding option. In the event of our proposed dissolution or liquidation, all outstanding options will terminate immediately prior to the consummation of such proposed action. The Board may, in its discretion, make provision for accelerating the exercisability of shares subject to options under the 1994 Plan in such event.

Amendment and Termination

      The Board of Directors or its committee may at any time amend, alter, suspend or terminate the 1994 Plan, but such amendment, alteration, suspension or termination shall not adversely affect any stock option then outstanding under the 1994 Plan, without the written consent of the participant. To the extent necessary and desirable to comply with applicable state and federal laws and the Code, we shall obtain shareholder approval of any amendment to the 1994 Plan in such a manner and to such a degree as required. Termination of the 1994 Plan shall not affect the administrator’s ability to exercise the powers granted to it with respect to options granted under the 1994 Plan prior to the date of such termination.

Participation in Plan

      The number of awards that an employee or non-employee director may receive under the 1994 Plan is in the discretion of the Board of Directors or its committee and therefore cannot be determined in advance. The Compensation Committee has not made any determination to grant any shares to any persons under the 1994 Plan as of the date of this Proxy Statement. We do not have any agreements requiring us to grant options under the 1994 Plan. The following table sets forth (a) the aggregate number of shares subject to options granted during fiscal 2003 under our 1994 Plan and (b) the weighted average per share exercise price of such options.

		Weighted Average
	Number of Options	Per Share Exercise
	Granted	Price
Name of Individual or Group	(#)	($/sh)

Tamer Husseini	0	0
Perry A. Denning	0	0
Richard G. Finney	0	0
Margaret E. Smith	0	0
Thurman Dobbs	60,000	8.77
All current executive officers, as a group (5 persons)	60,000	8.77
All current directors who are not executive officers, as a group (6 persons)	0	0
All employees who are not executive officers, as a group	115,000	8.11

      Our employees, consisting of an aggregate of 221 full-time persons as of March 31, 2003, our consultants and our seven directors are eligible to participate in the 1994 Plan.

Tax information

United States

      The following is a brief summary of the effect of United States federal income tax laws upon the optionee and us based on United States federal tax laws in effect on January 1, 2003. An optionee should consult his or her own tax advisor regarding the taxation of these options. This summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the director may reside.

      Options granted under the 2002 plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code, or nonstatutory options.

      An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also our officer, director, or 10% shareholder. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

      All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

      We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

Board Recommendation

      The Board of Directors recommends a vote “FOR” the approval of the amendment to the 1994 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

      Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% shareholders were complied with during fiscal year 2003, except that a Form 3 required to be filed by Bricoleur Capital Management was filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Employee

      In February 2001, we loaned Perry A. Denning, our Vice President, Semiconductor Division, a total of $1,090,000 in connection with the purchase by Mr. Denning of a residence in California following his relocation from Arizona. Mr. Denning issued to us four non-interest bearing promissory notes, two of which, in the principal amounts of $300,000 and $450,000, respectively, are secured by trust deeds on his primary residence in California; one of which, in the principal amount of $150,000, was secured by a trust deed on his former residence in Arizona; and one of which, in the principal amount of $190,000, is secured by 11,875 shares of our common stock held by Mr. Denning.

      The $300,000 promissory note is due and payable in equal monthly installments of $2,000, with the first installment paid in October 2001. As of March 31, 2003, approximately $265,000 in unpaid principal was outstanding under such promissory note. The $450,000 promissory note was increased to $500,000 in August 2001, and such promissory note is due and payable in equal annual installments of $50,000, with the first installment paid in February 2002. As of March 31, 2003, $400,000 in unpaid principal was outstanding under such promissory note. The $150,000 promissory note was due and payable on the earlier of December 1, 2001 or the date by which Mr. Denning sold his former residence in Arizona. In August 2001, $100,000 of such loan was paid, and the remaining $50,000 was transferred to the $450,000 loan. The $190,000 promissory note is due and payable following the date that Mr. Denning sells the shares securing the note.

Change-in-Control Arrangements

      Please see the section of this Proxy Statement entitled “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning the compensation that Celeritek paid during the last three fiscal years to its Chief Executive Officer and the four other most highly compensated executive officers who earned more than $100,000 during the fiscal year ended March 31, 2003. All option grants were made under our 1994 Stock Option Plan.

				Long-Term
				Compensation
				Awards
	Annual Compensation
				Securities	All Other
	Fiscal	Salary	Bonus	Underlying	Compensation
	Year	($)	($)	Options(#)	($)(2)

Tamer Husseini	2003	319,382	—	—	8,700
Chairman of the Board, President	2002	273,932	—	100,000	10,726
and Chief Executive Officer	2001	313,263	—	125,500	5,373
Perry A. Denning	2003	188,748	77,320	—	12,755
Vice President,	2002	161,575	78,348	35,000	14,622
Semiconductor Division	2001	184,611	76,500	15,500	12,934
Richard G. Finney	2003	222,388	—	—	8,468
Vice President,	2002	183,928	—	55,000	6,748
Subsystems Division	2001	191,726	—	15,500	3,704
Margaret E. Smith	2003	220,657	—	—	9,230
Vice President, Finance and	2002	160,804	—	60,000	6,062
Chief Financial Officer	2001	184,995	—	500	3,964
Thurman Dobbs	2003	162,238	30,000 (1)	60,000	3,093
Vice President, Sales	2002	—	—	—	—
	2001	—	—	—	—

(1)	Represents sales commission.

(2)	Represents 401(k) Plan contributions and premiums paid on supplemental long term disability insurance and medical reimbursement insurance.

Option Grants in Last Fiscal Year

      The following table sets forth information with respect to stock options granted to Celeritek’s Chief Executive Officer and Celeritek’s four other most highly compensated executive officers during the fiscal year ended March 31, 2003. Celeritek has never granted any stock appreciation rights. All option grants were made under Celeritek’s 1994 Stock Option Plan.

Individual Grants
Potential Realizable
		% of Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Securities	Granted to	Exercise		Price Appreciation for
	Underlying	Employees	Price Per		Option Term($)(4)
	Options	in Fiscal	Shares	Expiration
	Granted(#)	Year(%)(1)	($)(2)	Date(3)	5%	10%

Tamer Husseini	—	—	—	—	—	—
Perry A. Denning	—	—	—	—	—	—
Richard G. Finney	—	—	—	—	—	—
Margaret E. Smith	—	—	—	—	—	—
Thurman Dobbs	60,000 (5)	34.3	8.77	05/16/12	330,924	838,627

(1)	Based on a total of 175,000 options granted to all employees in fiscal year 2003. The percentage would decrease to 16.0% if the 200,000 option shares Celeritek assumed in the October 2002 acquisition of Tavanza, Inc. were included in the calculation.

(2)	The exercise price per share is equal to the closing price of Celeritek common stock on the date of grant.

(3)	The option may terminate before its expiration date if the optionee’s status as an employee or consultant is terminated or upon optionee’s death.

(4)	Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the deemed fair market value are mandated by the rules of the SEC and do not represent our estimate or projection of the future price of Celeritek common stock. Actual gains, if any, on stock option exercises are dependent on our future financial performance, overall market conditions and the option holder’s continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(5)	One-eighth of the shares vest and are exercisable on November 16, 2002, and one-forty-eighth of the shares vest and are exercisable at the end of each full month thereafter.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information with respect to Celeritek’s Chief Executive Officer and its four other most highly compensated executive officers concerning exercisable and unexercisable options held as of March 31, 2003. All option grants were made under the 1994 Stock Option Plan. None of such officers exercised options in the fiscal year ended March 31, 2003.

	Number of Securities Underlying		Value of Unexercised In-the-
	Unexercised Options at Fiscal		Money Options at Fiscal
	Year End(#)		Year End($)(1)

	Exercisable	Unexercisable	Exercisable	Unexercisable

Tamer Husseini	241,536	111,464	387,025	—
Perry A. Denning	33,729	26,877	29,711	—
Richard G. Finney	78,207	41,877	145,478	—
Margaret E. Smith	61,748	48,752	38,958	7,792
Thurman Dobbs	12,499	47,501	—	—

(1)	Market value of underlying securities is based on the per share closing price of $7.56 of our common stock on March 31, 2003 (the last market trading day in fiscal year 2003), minus the exercise price.

Compensation of Directors

      During the fiscal year ending March 31, 2003, each of Celeritek’s non-employee directors was paid $1,500 for each regular or special Board of Directors meeting attended in person, and $500 for each regular or special Board meeting attended telephonically. Celeritek also paid each director $500 for each Board committee meeting attended that occurred on a date different than a meeting of the full Board. In addition, each of Celeritek’s non-employee directors is eligible to participate in the Outside Directors’ Stock Option Plan. Under the terms of the Director Plan (prior to giving effect to the amendment of such plan as set forth in this Proxy Statement), each non-employee director automatically receives an option to purchase 6,000 shares of Celeritek’s common stock, on the later of the consummation of Celeritek’s initial public offering or the date on which the optionee first becomes a director of Celeritek. The vesting of such option grant is based on continued service as a director, and the shares underlying each option vest at the rate of 25% per year, so that each option will be fully vested after the director completes four years of continued service. Beginning four years after the initial option grant for each non-employee director, and each year thereafter, such non-employee director shall automatically be granted an option to purchase 1,500 additional shares of common stock based on continued service as a director, and all of the shares underlying that option will vest one year after the date of grant. During the fiscal year ending March 31, 2003, the following directors received options grants at the following exercise prices: Mr. Rasdal and Mr. Waite each received an option grant to purchase 1,500 shares of common stock at a per share exercise price of $6.95, Mr. Gallagher received an option grant to purchase 1,500 shares of common stock at a per share exercise price of $6.90; Mr. Hubbs received an option grant to purchase 1,500 shares of common stock at a per share exercise price of $6.89; and Dr. Donald Cox received an option grant to purchase 6,000 shares of common stock at a per share exercise price of $7.15. Messrs. Rasdal, Hubbs and Cox have since left the Board as a result of Celeritek’s agreement with the Shareholder Committee.

      In June 2003, the Board elected to amend the stock option portion of director compensation, as described in Proposal Three, above. As set forth in the amended Director Plan, each non-employee director who becomes a director after the 2003 annual meeting of shareholders will automatically receive an option to purchase 10,000 shares of Celeritek’s common stock, on the date on which the optionee first becomes a director of Celeritek. The vesting of such option grant is based on continued service as a director, and 100% of the shares underlying each option vest on the first anniversary of the date of grant. In addition, each non-employee director shall automatically be granted an option to purchase 10,000 additional shares of common stock on the date of the annual meeting of shareholders each year commencing with the 2003 annual meeting of shareholders. The vesting of such option grant is based on continued service as a director, and 100% of the shares underlying each option vest on the first anniversary of the date of grant. In addition, in connection with Celeritek’s agreement with the Shareholder Committee, J. Michael Gullard, who was not previously affiliated with either Celeritek or the Shareholder Committee, agreed to serve on the Board. In consideration of Mr. Gullard’s agreement to serve on the Board, the Board elected to compensate Mr. Gullard in the amount of $30,000.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      In November 2002, Celeritek entered into a Change of Control Severance Agreement with Tamer Husseini. Pursuant to this agreement, if Mr. Husseini is terminated as a result of an involuntary termination within 24 months after a change in control or within three months on or before a change in control, then he shall be entitled to the following benefits (provided that he signs and does not revoke a standard release of claims with Celeritek): (i) a lump sum payment of three times his annual base salary in effect as of the date of termination, less applicable withholding; (ii) a lump sum payment of three times the average of the two highest annual bonuses paid to Mr. Husseini for the preceding five years, less applicable withholding; (iii) immediate vesting of all unvested and outstanding stock options, and immediate lapse of Celeritek’s repurchase right as to any stock subject to a right of repurchase; (iv) to the extent eligible on the termination date, conversion of coverage under Celeritek’s life insurance plan to an individual policy for six months after the date of termination at no additional after-tax cost than Mr. Husseini would have paid as an employee, or if such coverage cannot be obtained without jeopardizing the tax status of Celeritek’s life insurance plan, then payment to Mr. Husseini of an amount that would enable him to purchase such benefits separately at no greater after-tax cost than he would have had if the benefits were provided to him as an employee; and (v) reimbursement of the group health continuation coverage premiums under COBRA through the lesser of (1) 18 months from the termination date, (2) the date upon which Mr. Husseini and his eligible dependents become covered under similar plans, or (3) the date on which Mr. Husseini no longer constitutes a “Qualified Beneficiary” (as such term is defined in Section 4980B(g) of the Internal Revenue Code, as amended). In addition, if Mr. Husseini voluntarily resigns within 90 days after a change in control, then he shall be entitled to the following benefits (provided that he signs and does not revoke a standard release of claims with Celeritek): (i) a lump sum payment of one time his annual base salary in effect as of the date of termination, less applicable withholding; (ii) a lump sum payment of one time the average of the two highest annual bonuses paid to Mr. Husseini for the preceding five years, less applicable withholding; (iii) immediate vesting of 50% of all unvested and outstanding stock options, and immediate lapse of Celeritek’s repurchase right as to 50% of any stock subject to a right of repurchase. Mr. Husseini may not solicit Celeritek’s employees for three years from the termination date, and all severance benefits payable under the agreement shall immediately cease if Mr. Husseini violates this non-solicitation clause.

      In November 2002, Celeritek entered into a Change of Control Severance Agreement with Margaret Smith. Pursuant to this agreement, if Ms. Smith is terminated as a result of an involuntary termination within 24 months after a change in control or within three months on or before a change in control, then she shall be entitled to the following benefits (provided that she signs and does not revoke a standard release of claims with Celeritek): (i) a lump sum payment of twice her annual base salary in effect as of the date of termination, less applicable withholding; (ii) a lump sum payment of twice the average of the two highest annual bonuses paid to Ms. Smith for the preceding five years, less applicable withholding; (iii) immediate vesting of all unvested and outstanding stock options, and immediate lapse of our repurchase right as to any stock subject to a right of repurchase; (iv) to the extent eligible on the termination date, conversion of coverage under Celeritek’s life insurance plan to an individual policy for six months after the date of termination at no additional after-tax cost than Ms. Smith would have paid as an employee, or if such coverage cannot be obtained without jeopardizing the tax status of Celeritek’s life insurance plan, then payment to Ms. Smith of an amount that would enable her to purchase such benefits separately at no greater after-tax cost than she would have had if the benefits were provided to her as an employee; and (v) reimbursement of the group health continuation coverage premiums under COBRA through the lesser of (1) 18 months from the termination date, (2) the date upon which Ms. Smith and her eligible dependents become covered under similar plans, or (3) the date on which Ms. Smith no longer constitutes a “Qualified Beneficiary” (as such term is defined in Section 4980B(g) of the Internal Revenue Code, as amended). Ms. Smith may not solicit Celeritek’s employees for two years from the termination date, and all severance benefits payable under the agreement shall immediately cease if Ms. Smith violates this non-solicitation clause.

      As used in the agreements with Mr. Husseini and Ms. Smith, the following terms have the following meanings:

      An “involuntary termination” means a termination of employment by the employee due to:

•	A significant reduction of title, authority, duties, position or responsibilities relative to the title, authority, duties, position or responsibilities in effect immediately prior to such reduction, or the removal of such title, authority, position, duties and responsibilities, unless the employee is provided with comparable title, authority, duties, position and responsibilities; provided, however, that a reduction in title solely by virtue of our being acquired and made part of a larger entity shall not constitute an involuntary termination,

•	A material reduction, without good business reason, of the facilities and perquisites immediately prior to such reduction,

•	A reduction of base salary or bonus as in effect immediately prior to such reduction,

•	A material reduction in the kind or level of employee benefits to which the employee is entitled immediately prior to such reduction with the result that the employee’s overall benefits package is materially reduced,

•	A relocation of the employee’s principal place of employment by more than 30 miles,

•	Any purported termination of the employee which is not effected for “cause” or for which the grounds relied upon are not valid, or

•	Celeritek’s failure to obtain the assumption of the agreements by any successors.

      Without “cause” means a termination of employment by us other than due to:

•	The employee’s willful, repeated failure to substantially perform his or her duties (except due to physical or mental illness), if the employee fails to cure within 15 days of receipt of written notice of such failure,

•	A willful act by the employee that constitutes gross misconduct and that is injurious to Celeritek,

•	Any act of personal dishonesty by the employee in connection with employee’s responsibilities which is intended to result in substantial personal enrichment of the employee, or

•	The employee’s conviction or plea of guilty or no contest to a felony.

•	A “change of control” means:

•	The approval by shareholders of a complete liquidation or the sale or other disposition of all or substantially all of Celeritek’s assets,

•	The approval by shareholders of Celeritek’s merger or consolidation where Celeritek’s pre-merger shareholders do not retain at least 60% of the total voting power following the merger,

•	Any person or group of persons acquiring 40% or more of the total voting power of Celeritek’s stock, or

•	A change in the composition of Celeritek’s Board of Directors, as a result of which fewer than 66% of the directors are incumbent directors.

      Each of these change of control agreements was filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K on April 16, 2003.

Compensation Committee Interlocks and Insider Participation

      During fiscal 2003, the Compensation Committee was comprised of William D. Rasdal, Robert J. Gallagher, Thomas W. Hubbs and Charles P. Waite, none of whom has ever been employed by Celeritek. In connection with our agreement with the Shareholder Committee and the withdrawal of its request for a special meeting, the Compensation Committee is now comprised of Robert J. Gallagher, Bryant R. Riley and Charles P. Waite. No executive officer of Celeritek has served as a director or a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee or as a director of Celeritek.

SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      To Celeritek’s knowledge, the following table sets forth information with respect to beneficial ownership of Celeritek’s common stock, as of July 3, 2003, for:

•	each shareholder who we know beneficially owns more than 5% of Celeritek’s common stock;

•	each of Celeritek’s directors;

•	each of Celeritek’s named executive officers; and

•	all of Celeritek’s directors and executive officers as a group.

      Unless otherwise indicated, the principal address of each of the shareholders below is c/o Celeritek, Inc., 3236 Scott Boulevard, Santa Clara, California 95054. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown held by such shareholder. The number of shares of common stock outstanding used in calculating the percentage for each listed shareholder includes shares of common stock underlying options held by such shareholder that are exercisable within 60 calendar days of July 3, 2003, but excludes shares of common stock underlying options held by any other shareholder. Percentage of beneficial ownership is based on 12,344,819 shares of common stock outstanding as of July 3, 2003.

	Shares	Percentage
	Beneficially Owned	Beneficially Owned

5% Shareholders:
State of Wisconsin Investment Board(1)	1,796,600	14.6%
Celeritek Shareholder Protective Committee(2)	1,265,675	10.3%
Dimensional Fund Advisors Inc.(3)	789,494	6.4%
Anaren, Inc.(4)	777,300	6.3%
Directors and Executive Officers:
Bryant R. Riley(2,5)	723,092	5.9%
Tamer Husseini(6,7)	380,733	3.0%
Lloyd I. Miller, III(2,8)	232,100	1.9%
Richard G. Finney(6)	107,498	*
Margaret E. Smith(6)	77,459	*
Perry A. Denning(6)	51,135	*
Charles P. Waite(6)	30,773	*

	Shares	Percentage
	Beneficially Owned	Beneficially Owned

Thurman Dobbs(6)	18,749	*
Robert J. Gallagher(6)	6,000	*
J. Michael Gullard	—	—
Michael B. Targoff	—	—
All directors and executive officers as a group (13 persons)(6)	1,802,697	13.9%

*	Less than 1%.

(1)	Principal address is P.O. Box 7842, Madison, WI 53707. The number of shares held is as set forth in a Schedule 13G filed by State of Wisconsin Investment Board on February 11, 2003.

(2)	Principal address is c/o B. Riley and Co. Inc., 11150 Santa Monica Boulevard, Suite 750 Los Angeles, CA 90024. The Celeritek Shareholder Protective Committee is comprised of Bricoleur Capital Management LLC, which holds 537,083 shares, Kevin Douglas, who holds 353,400 shares, Lloyd I. Miller, III, who holds 232,200 shares, B. Riley & Co. Inc. (“BRC”), which holds 133,092 shares, and B. Riley & Co. Holdings (“BRC Holdings”), which holds 10,000 shares. Mr. Miller is a member of Celeritek’s Board of Directors. Bryant R. Riley, a member of Celeritek’s Board of Directors, is the sole shareholder of BRC and owns all of the outstanding membership interests in BRC Holdings.

(3)	Principal address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The number of shares held is as set forth in a Schedule 13G filed by Dimensional Fund Advisors Inc. with the SEC on February 11, 2003. Dimensional serves as an investment advisor or manager to various investment companies, trusts and accounts and disclaims beneficial ownership of the 789,484 shares over which it has sole investment and dispositive power.

(4)	Principal address is 6635 Kirkville Road, Syracuse, NY 13057. The number of shares held is as set forth in a Schedule 13D filed by Anaren, Inc. with the SEC on May 2, 2003.

(5)	Includes 580,000 shares held by SACC Partners LP, of which Riley Investment Management LLC (“RIM”) is general partner. Bryant R. Riley owns all of the outstanding membership interests of RIM. Includes 133,092 shares held by BRC and 10,000 shares held by BRC Holdings.

(6)	Includes, for the applicable director or executive officer, the following shares exercisable within 60 days of July 3, 2003 upon the exercise of stock options:

•	Tamer Husseini — 264,975 shares

•	Richard G. Finney — 85,498 shares

•	Margaret E. Smith — 73,207 shares

•	Perry A. Denning — 38,936 shares

•	Charles P. Waite — 10,500 shares

•	Thurman Dobbs — 18,749 shares

•	Robert J. Gallagher — 6,000 shares

•	All directors and executive officers as a group — 616,598 shares, including 500 shares held by the spouse of one of our executive officers.

(7)	Includes a total of 1,276 shares held by Mr. Husseini’s son and daughters and as to which Mr. Husseini disclaims beneficial ownership.

(8)	Includes 19,300 shares owned of record by Trust A-4; 20,500 shares owned of record by Trust C; 174,500 shares owned of record by Milfam II, L.P.; 6,500 shares owned of record by Alexandra Miller UGMA; 1,500 shares owned of record by Lloyd I. Miller, IV UGMA; 3,400 shares owned of record by Catherine Miller GST; 3,400 shares owned of record by Kimberly Miller GST; 1,500 shares owned of record by Lloyd Crider GST; and 1,500 shares owned of record by Lloyd I. Miller LLC. Mr. Miller disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. For a more detailed description of Mr. Miller’s holdings of these shares, see the Schedule 13D filed by Mr. Miller with the SEC on March 25, 2003.

      There are no material pending legal proceedings to which Celeritek or any of its subsidiaries is a party or of which any of their property is subject and with respect to which any director, officer or affiliate of Celeritek, any owner of record or beneficially of more than five percent of Celeritek’s common stock, or any associate of any such director, officer, affiliate or security holder, is a party adverse to Celeritek or any of its subsidiaries or has a material interest adverse to Celeritek or any of its subsidiaries.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2003, including the Employee Qualified Stock Purchase Plan, the 1994 Stock Option Plan, the 2000 Nonstatutory Stock Option Plan and the Outside Directors’ Stock Option Plan. Footnote (5) to the table sets forth the total number of shares of our common stock issuable upon exercise of options, as of March 31, 2003, granted pursuant to an equity compensation plan that we assumed in connection with an acquisition, and the weighted average exercise price of those options. No additional options may be granted under this assumed plan.

	(a)	(b)	(c)

	Number of securities to be	Weighted average	Number of securities remaining
	issued upon exercise of	exercise price of	available for future issuance under
	outstanding options, warrants	outstanding options,	equity compensation plans (excluding
Plan Category	and rights	warrants and rights	securities reflected in column (a))

Equity compensation plans approved by security holders(1)	1,645,828 (3)	$14.32	932,405 (4)
Equity compensation plans not approved by security holders(2)	193,083	$26.94	6,917
Total	1,838,911	$15.65	939,322

(1)	Consists of the 1994 Stock Option Plan, the Outside Directors’ Stock Option Plan and the Employee Qualified Stock Purchase Plan (the “Purchase Plan”).

(2)	Consists of only the 2000 Nonstatutory Stock Option Plan, which does not require the approval of and has not been approved by our shareholders. See description of the 2000 Nonstatutory Stock Option Plan below.

(3)	Includes options to purchase 1,600,828 shares of common stock issued under the 1994 Stock Option Plan, and options to purchase 45,000 shares of common stock issued under the Outside Directors’ Stock Option Plan. Excludes purchase rights accruing under the Purchase Plan, which has a reserve of 381,206 shares as of March 31, 2003.

(4)	Consists of shares available for future issuance under the equity compensation plans approved by security holders, including: 524,199 shares of common stock available for future issuance under the 1994 Stock Option Plan (which figure includes 250,000 shares of common stock added to such plan on March 31, 2003 pursuant to the “evergreen” provision described below); 27,000 shares of common stock available for future issuance under the Outside Directors’ Stock Option Plan; and 381,206 shares of common stock available for future issuance under the Purchase Plan. The number of shares reserved for issuance under the 1994 Stock Option Plan is subject to an automatic annual increase (the “evergreen” provision) on March 31 of each year, equal to the lesser of (i) 250,000 Shares, (ii) 3% of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. Pursuant to Proposal Four in this Proxy Statement, however, the shareholders are being asked to amend the 1994 Stock Option Plan to delete the “evergreen” provision.

(5)	The table does not include information for the equity compensation plan assumed by us in an acquisition. A total of 190,000 shares of common stock were issuable upon exercise of options granted under such plan and are outstanding as of March 31, 2003. The weighted average exercise price of those outstanding options is $7.05 per share. No additional options may be granted under the assumed plan.

2000 Nonstatutory Stock Option Plan

      On March 23, 2000, the Board of Directors approved the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”). The 2000 Plan provides for the granting of non-qualified stock options to employees and consultants at the fair market value of our common stock as of the date of grant. Options granted under the 2000 Plan generally vest at a rate of  1/8th after six months and  1/48th per month thereafter, however, the vesting schedule can change on a grant-by-grant basis. The 2000 Plan provides that vested options may be exercised for 3 months after termination of employment and for 12 months after termination of employment as a result of death or disability. We may select alternative periods of time for exercise upon termination of service. The 2000 Plan permits options to be exercised with cash, check, certain other shares of our stock or consideration received by us under a “cashless exercise” program. In the event that we merge with or into another corporation, or sell substantially all of our assets, the 2000 Plan provides that each outstanding option will be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. There are 200,000 shares of common stock reserved under the 2000 Plan, and 6,917 shares remaining for future issuance as of March 31, 2003.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee of our Board of Directors determines the compensation of our Chief Executive Officer and our other executive officers. During fiscal 2003, the Compensation Committee was comprised of Robert J. Gallagher, Thomas W. Hubbs, William D. Rasdal and Charles P. Waite. In connection with our agreement with the Shareholder Committee and the withdrawal of its request for a special meeting, the Compensation Committee is now comprised of Messrs. Gallagher, Riley and Waite, each of whom is independent as defined under the rules of the Nasdaq Stock Market. In addition to determining the salary and bonus compensation for all of our executive officers, the Compensation Committee determines the nature and timing of awards and grants under our stock option plans.

      The goals of the compensation program are to align compensation with our performance and objectives and to attract, retain and reward executive officers whose contributions are critical to our long-term success.

      The primary components of our compensation package are salary, bonuses and stock options.

Salary

      The level of base salary for executive officers is set based upon their scope of responsibility, level of experience and individual performance. The salary range for each position is reviewed against independent third party survey data for high-tech companies with similar sales volume located on the West Coast. Additionally, the Compensation Committee takes into account general business and economic conditions. We set our salaries to be competitive with the marketplace. None of the factors considered is assigned a specific weight.

Bonuses

      Our executive bonus plan provides the opportunity for annual cash bonuses based on accomplishment of specific individual performance objectives and our profit objectives. These objectives are set at the beginning of the fiscal year based on our long-term and short-term objectives, and performance against these objectives is assessed at the end of the year.

Stock Options

      The Compensation Committee believes that the granting of stock options is an important method of rewarding and motivating management by aligning management’s interests with our shareholders. The Compensation Committee also recognizes that a stock incentive program is a necessary element in a competitive compensation package. The program utilizes a vesting schedule to encourage our key employees to continue in our employ and encourages employees to maintain a long-term perspective. In determining the size of stock option grants, the Compensation Committee focuses primarily on our performance and the perceived role of such executive in accomplishing these objectives as well as the satisfaction of individual performance objectives. The Compensation Committee also considers the number of outstanding unvested options which the officer holds and the size of previous option awards to that officer. The Compensation Committee does not assign specific weights to these items.

Compensation of the Chief Executive Officer

      Tamer Husseini has been the President, Chief Executive Officer and Chairman of the Board since our founding in 1984. The Compensation Committee used the same compensation policy described above for all executive officers to determine Mr. Husseini’s fiscal year 2003 compensation. In setting both the cash-based and the equity-based elements of Mr. Husseini’s compensation, the Compensation Committee considered competitive forces, our performance and Mr. Husseini’s leadership in achieving our long-term strategic goals. Mr. Husseini voluntarily reduced his salary by 15% in fiscal 2002, resulting in a base salary for the year of $273,932. Mr. Husseini’s salary was reinstated at $315,000 for fiscal 2003. During fiscal year 2003, Mr. Husseini was not granted any options to purchase shares of common stock. No bonus was paid to Mr. Husseini in fiscal year 2003 because we did not meet certain of our financial performance goals. The Compensation Committee believes Mr. Husseini’s fiscal year 2003 compensation fairly, sufficiently and relative to our performance, rewards him for this performance and will serve to retain him as a key employee on whom we are dependent for our continued success.

Policy Regarding Deductibility of Compensation

      We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax, the otherwise allowable deduction for compensation paid or accrued with respect to the executive officers of a publicly-held company, which is not performance-based compensation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to our executive officers for fiscal 2004 will exceed the $1 million limit per officer; however, to the extent such compensation to be paid to such executive officers exceeds the $1 million limit per officer, such excess will be treated as performance-based compensation.

      The Compensation Committee is pleased to submit this report to the shareholders with regard to the above matters.

Robert J. Gallagher
Bryant R. Riley
Charles P. Waite

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for the general oversight of our financial accounting and reporting process, systems of internal control, audit process and the process for monitoring compliance with laws and regulations and our Standards of Business Conduct. Our management has primary responsibility for preparing our financial statements and our financial reporting process. Our independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of our audited financial statements in accordance with generally accepted accounting principles. During fiscal 2003, the Audit Committee was comprised of Robert J. Gallagher, Thomas W. Hubbs and William D. Rasdal. In connection with our agreement with the Shareholder Committee and the withdrawal of its request for a special meeting, the Audit Committee is now comprised of Messrs. Gallagher, Gullard and Riley, each of whom is independent as defined under the rules of the Nasdaq Stock Market.

      In this context, the Audit Committee reports as follows:

      1.     The Audit Committee has reviewed and discussed the audited financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principals and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

      2.     The Audit Committee has discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

      3.     The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with our independent auditors their independence and considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

      4.     Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors, and our Board of Directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the SEC.

      Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix C.

      The Audit Committee is pleased to submit this report to the shareholders with regard to the above matters.

Robert J. Gallagher
J. Michael Gullard
Bryant R. Riley

AUDIT AND ALL OTHER RELATED FEES

Audit Fees

      Audit fees billed to us by Ernst & Young LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2003, and the review of our financial statements included in our quarterly reports on Form 10-Q during the fiscal year ended March 31, 2003, totaled approximately $329,000.

Financial Information Systems Design and Implementation Fees

      We did not engage Ernst & Young LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended March 31, 2003.

All Other Fees

      Fees billed to us by Ernst & Young LLP for all other services rendered to us during the fiscal year ended March 31, 2003, other than those set forth above, was $56,150, including audit related services of $14,000 and non-audit services of $42,150. Audit related services include fees for accounting consultations, statutory audits, and SEC registration statements.

      The Audit Committee of the Board of Directors has determined that the provision of the services disclosed under “All Other Fees” above by Ernst & Young LLP is compatible with maintaining such accountants’ independence.

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the cumulative total return to shareholders on our common stock with the cumulative total return on the S&P 500 Index and the S&P Electronic Equipment & Instruments Index over the same period for the years of March 1998 through March 2003. The graph assumes that $100 was invested in our common stock on March 31, 1998 and in the S&P 500 Index and the S&P Electronic Equipment & Instruments Index, including reinvestment of dividends. Historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CELERITEK, INC. THE S&P 500 INDEX
AND THE S&P ELECTRONIC EQUIPMENT & INSTRUMENTS INDEX

*	$100 investment on 3/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Celeritek’s shareholders may submit proposals that they believe should be voted upon at Celeritek’s 2003 annual meeting or nominate persons for election to the Board of Directors.

      Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some shareholder proposals may be eligible for inclusion in our Proxy Statement for our 2004 annual meeting of shareholders. Any such shareholder proposals or nominations must have been submitted in writing to the attention of the Secretary, Celeritek, Inc., 3236 Scott Boulevard, Santa Clara, California 95054, no later than March 17, 2004, which is 120 calendar days prior to the one-year anniversary of the mailing date of this Proxy Statement. Shareholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The timely submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement for its 2004 annual meeting of shareholders.

      Alternatively, under our Bylaws, Celeritek’s shareholders may submit proposals or nominations that they believe should be voted upon at our 2004 annual meeting of shareholders, but do not seek to include in our Proxy Statement for our 2004 annual meeting of shareholders pursuant to Rule 14a-8. Any such shareholder proposals or nominations may be submitted in writing to the Secretary, Celeritek, Inc., 3236 Scott Boulevard, Santa Clara, California 95054, for our 2004 annual meeting of shareholders not less than 60 days nor more than 90 days prior to the one-year anniversary of the mailing date of this Proxy Statement. For our 2004 annual meeting of shareholders, this means that any such proposal or nomination will be considered untimely if submitted to Celeritek earlier than April 16, 2004 or later than May 16, 2004. Note, however, that in the event we provide less than 65 days notice or prior public disclosure to shareholders of the date of the 2004 annual meeting, any shareholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the seventh day following the day on which notice of the date of the 2004 annual meeting was mailed or public disclosure was made. For example, if we provide notice of our 2004 annual meeting on June 21, 2004, for a 2004 annual meeting on August 2, 2004, any such proposal or nomination will be considered untimely if submitted to Celeritek after June 28, 2004. For purposes of the above, “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by us with the Securities and Exchange Commission. As described in our Bylaws, the shareholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of our common stock. If a shareholder gives notice of such a proposal after the deadline computed in accordance with our Bylaws, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the 2004 annual meeting.

      The rules of the SEC establish a different deadline for submission of shareholder proposals that are not intended to be included in our 2004 Proxy Statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the 2004 Annual Meeting is May 31, 2004, or the date which is 45 calendar days prior to the one-year anniversary of the mailing date of this Proxy Statement. If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, our Proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the 2003 Annual Meeting.

      Because the Bylaw Deadline is not capable of being determined until we publicly announce the date of our 2004 Annual Meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2004 Annual Meeting, and we believe that our Proxy holders at such meeting would be allowed to use the discretionary authority granted by the Proxy to vote against the proposal at such meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

OTHER MATTERS

      As of the date hereof, the Board of Directors is not aware of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as the Board of Directors may recommend or as they otherwise deem advisable.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying Proxy Card in the envelope that has been enclosed.

VOTING VIA THE INTERNET OR BY TELEPHONE

For Shares Directly Registered in the Name of the Shareholder

      Shareholders who hold their shares in their own name as a shareholder of record may vote those shares only by returning a signed Proxy Card or voting in person at the meeting.

For Shares Registered in the Name of a Broker or a Bank

      A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by EquiServe Trust Company, N.A. for shares registered directly in the name of the shareholder. If your shares are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the vote instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting Web site (www.proxyvote.com).

General Information for All Shares Voted Via the Internet or By Telephone

      Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on August 26, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

THE BOARD OF DIRECTORS

July 15, 2003

Appendix A

CELERITEK, INC.

OUTSIDE DIRECTORS’ STOCK OPTION PLAN
(as amended through June 30, 2003)

      1.     Purposes of the Plan. The purposes of this Outside Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      All options granted hereunder shall be “non-statutory stock options.”

      2.     Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the Common Stock of the Company.

(d) “Company” means Celeritek, Inc., a California corporation.

(e) “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

(f) “Director” means a member of the Board.

(g) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute employment by the Company.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sale price for such stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(ii) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the closing bid and asked prices for such stock on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(j) “Option” means a stock option granted pursuant to the Plan.

(k) “Optioned Stock” means the Common Stock subject to an Option.

(l) “Optionee” means an Outside Director who receives an Option.

(m) “Outside Director” means a Director who is not an Employee.

(n) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o) “Plan” means this Outside Directors’ Stock Option Plan.

(p) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(q) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Two Hundred Twenty-five Thousand (225,000) Shares (the “Pool”) of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4.     Administration of and Grants of Options under the Plan.

      (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director elected or appointed to the Board after the 2003 annual meeting of shareholders shall be automatically granted an Option to purchase 10,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company, by ceasing to be an Employee Director, or by appointment by the Board to fill a vacancy.

(iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a “Subsequent Option”) on the date of each Company annual shareholder meeting commencing in 2003 provided he or she is then an Outside Director, provided that commencing with the Company’s annual shareholder meeting in 2004, (x) he or she is then an Outside Director and (y) as of such date meeting date, he or she shall have served on the Board for at least the preceding six (6) months.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

(v) The terms of a First Option and a Subsequent Option granted hereunder shall be as follows:

(A) the term of the Options shall be ten (10) years.

(B) the Options shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

(D) subject to Section 10 hereof, the Option shall become exercisable as to 100% of the Shares subject to the Option one year following the date of grant, subject to the Optionee’s continued tenure as a Director on such date.

(vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

      5.     Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

      6.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect until June 30, 2013 unless sooner terminated under Section 11 of the Plan.

      7.     Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

      8.     Exercise of Option.

      (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      (c) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s Continuous Status as a Director terminates (other than upon the Optionee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (d) Disability of Optionee. In the event Optionee’s Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (e) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      9.     Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      10.     Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the

Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      11.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12.     Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13.     Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15.     Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      16.     Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

CELERITEK, INC.

DIRECTOR OPTION AGREEMENT

      Celeritek, Inc., a California corporation (the “Company”), has granted to                               (the “Optionee”), an option to purchase a total of ten thousand (10,000) shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company’s Outside Directors’ Stock Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

      1.     Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

      2.     Exercise Price. The exercise price is $ for each share of Common Stock.

      3.     Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

(i) Right to Exercise.

(a) This Option shall become exercisable with respect to one hundred percent (100%) of the Optioned Stock on the first anniversary of the date of grant, subject to Optionee’s continued tenure as a Director on such date; provided, however, that in no event shall any Option be exercisable prior to the date the shareholders of the Company approve the Plan.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

(ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

      4.     Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash;

(ii) check; or

(iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

(iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

      5.     Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6.     Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      7.     Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

      8.     Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:	CELERITEK, INC., a California corporation

By:

      Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:	Optionee

EXHIBIT A

DIRECTOR STOCK OPTION EXERCISE NOTICE

Celeritek, Inc.

3236 Scott Boulevard
Santa Clara, California 95054-3090

Attention: Corporate Secretary

1.	Exercise of Option. The undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase shares of the Common Stock (the “Shares”) of Celeritek, Inc. (the “Company”) under and pursuant to the Company’s Outside Directors’ Stock Option Plan and the Director Stock Option Agreement dated (the “Agreement”).

2.	Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

3.	Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the “1933 Act”) or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

4.	Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5.	Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

6.	Entire Agreement. The Agreement is incorporated herein by reference. This Agreement and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Agreement and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

CELERITEK, INC.	OPTIONEE:

By: (Print name)

Address:	Title:

Dated:	Dated:

Appendix B

CELERITEK, INC.

1994 STOCK OPTION PLAN
(as amended through June 30, 2003)

      1.     Purposes of the Plan. The purposes of this Stock Option Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	To promote the success of the Company’s business.

      Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

      2.     Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Celeritek, Inc., a California corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

(i) “Continuous Status as an Employee, Director or Consultant” means that the employment relationship, directorship or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value per Share of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sale price for such stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the closing bid and asked prices for such stock on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u) “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(v) “Optioned Stock” means the Common Stock subject to an Option.

(w) “Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

(x) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Plan” means this Celeritek, Inc. 1994 Stock Option Plan.

(z) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(aa) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(bb) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,949,165 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4.     Administration of the Plan.

      (a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees, Directors and Consultants.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

      (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii) to select the Employees, Directors and Consultants to whom Options may be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; provided, however, that the Administrator may not reduce the exercise price of an option pursuant to this paragraph until approval by the Company’s shareholders is obtained;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

(x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(xi) to modify or amend each Option (subject to Section 14(c) of the Plan);

(xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xiv) to institute an Option Exchange Program; provided, however, that the Administrator may not institute an Option Exchange Program until approval by the Company’s shareholders is obtained.

(xv) to determine the terms and restrictions applicable to Options and any Restricted Stock; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

      5.     Eligibility. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Director or Consultant who has been granted an Option may be granted additional Options.

      6.     Limitations.

      (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

      (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment relationship, directorship or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment relationship, directorship or consulting relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options to Employees:

(i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

(ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12(a).

(iii) If an Option is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7.     Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect until June 30, 2013 unless terminated earlier under Section 14 of the Plan.

      8.     Term of Option. The term of each Option shall be stated in the Notice of Grant. In the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be no more than five (5) years from the date of grant.

      9.     Option Exercise Price and Consideration.

      (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

      (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

      (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10.     Exercise of Option.

      (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee’s Continuous Status as an Employee, Director or Consultant, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee’s termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed ninety (90) days from the date of termination. Notwithstanding the above provisions of this paragraph, in the event of changes in an Optionee’s status between Employee, Director or Consultant, an Option held by the Optionee shall not automatically terminate solely as a result of such change in status. However, an Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following the day Optionee ceases to be an Employee. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c) Disability of Optionee. In the event that an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      11.     Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

      12.     Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option. as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option becomes fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

      For the purposes of this subsection (c), the Option shall be considered assumed if, following the merger or asset sale, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or asset sale is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or asset sale.

      13.     Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      14.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by Applicable Laws.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      15.     Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      16.     Liability of Company.

      (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

      17.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      18.     Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

CELERITEK, INC.

1994 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	Notice of Stock Option Grant

[Optionee’s Name and Address]

      You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share

Total Number of Shares Granted

Total Exercise Price

Type of Option:	--- Incentive Stock Option
--- Nonstatutory Stock Option

Term/Expiration Date:

          Vesting Schedule:

          This Option may be exercised, in whole or in part, in accordance with the following schedule:

          Termination Period:

      This Option may be exercised for                [months/days] after termination of your Continuous Status as an Employee, Director or Consultant, or such longer period as may be applicable upon death or disability of Optionee as provided in the Plan. In the event of changes in the Optionee’s status between Employee, Director or Consultant, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/ Expiration Date as provided above.

II.     Agreement

      1.     Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

      If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

      2.     Exercise of Option.

      (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s death, Disability or other termination of Optionee’s employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

      (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

      No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      3.     Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash; or

(b) check; or

(c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

      4.     Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      5.     Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      6.     Tax Consequences. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (a) Exercising the Option.

(i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Director or Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

      (b) Disposition of Shares.

(i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

      (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

      By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option

Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	CELERITEK, INC.

By:

Signature
Title:

Print Name

Residence Address

CONSENT OF SPOUSE

      The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee

EXHIBIT A

EXERCISE NOTICE

Celeritek, Inc.

3236 Scott Boulevard
Santa Clara, CA 95054-3090

Attention: Secretary of the Company

      1.     Exercise of Option. Effective as of today,                , 199     , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Celeritek, Inc. (the “Company”) under and pursuant to the Celeritek, Inc. 1994 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated                , 19     (the “Option Agreement”). The purchase price for the Shares shall be $               , as required by the Option Agreement.

      2.     Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

      3.     Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      4.     Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

      5.     Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and such agreement is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
PURCHASER:	CELERITEK, INC.
By:

Signature
Its:

Print Name
Address:	Address:
3236 Scott Boulevard

Santa Clara, CA 95054-3090

Appendix C

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
CELERITEK, INC.
(as adopted by the Board of Directors on March 27, 2003)

Purpose

      The purpose of the Audit Committee of the Board of Directors of Celeritek, Inc., a California corporation (the “Company”), shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined by (i) the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”), (ii) the rules of the SEC and (iii) applicable law, as in effect from time to time.

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules; and

•	At least one member will (i) have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities, or (ii) be an “audit committee financial expert” as such term is defined by Item 401 of Regulation S-K.

Responsibilities

      The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior executive and financial officers, in accord with applicable law;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      In performing its responsibilities, the Audit Committee shall have the authority to hire and obtain advice, assistance, reports or opinions from internal or external legal counsel, accounting or other expert advisors.

Meetings

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own meeting schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its findings and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

Compensation

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

CELERITEK, INC.
3236 Scott Boulevard
Santa Clara, California 95054

ANNUAL MEETING OF SHAREHOLDERS

PROXY SOLICITED ON
BEHALF OF
THE BOARD OF DIRECTORS OF CELERITEK, INC.

        The undersigned shareholder of Celeritek, Inc., a California corporation, hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement, each mailed by Celeritek, Inc. to its shareholders in connection with the Annual Meeting of Shareholders of Celeritek, Inc. to be held on August 27, 2003 at 10:00 a.m., local time, at our offices located at 3236 Scott Boulevard, Santa Clara, California 95054, (the “Annual Meeting”), and hereby appoints Tamer Husseini and Margaret E. Smith, and each of them, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting and at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

        THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED HEREIN AND “FOR” PROPOSALS 2, 3 AND 4; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors unanimously recommends that shareholders vote FOR PROPOSAL ONE,
FOR PROPOSAL TWO, FOR PROPOSAL THREE AND FOR PROPOSAL FOUR.

1.	PROPOSAL TO ELECT ALL OF THE CURRENT MEMBERS OF THE CELERITEK BOARD OF DIRECTORS

Nominees:	(01)	Tamer Husseini,	(02)	Robert J. Gallagher,	(7)	Charles P. Waite
	(03)	J. Michael Gullard,	(04)	Lloyd I. Miller, III,
	(05)	Bryant R. Riley,	(06)	Michael B. Targoff,

FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	☐__________________________________________ If you wish to withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line above.

Date:

Signature:

Signature:

Title:

2.	PROPOSAL RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S OUTSIDE DIRECTORS’ STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 150,000 SHARES AND TO MAKE CERTAIN OTHER CHANGES AS SPECIFIED THEREIN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S 1994 STOCK OPTION PLAN TO DELETE THE EVERGREEN PROVISION AND TO MAKE CERTAIN OTHER CHANGES AS SPECIFIED THEREIN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Householding Election – Please indicate if you consent to receive certain future investor communications in a single package per household	☐

This Proxy should be signed and dated by the shareholder(s) exactly as its, his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.